                                                                 EXHIBIT 10.8

                          COPYRIGHT SECURITY AGREEMENT


        THIS COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of October 29, 1998, is made by each of FITZGERALDS GAMING CORPORATION, a Nevada corporation, FITZGERALDS SOUTH, INC., a Nevada corporation, FITZGERALDS MISSISSIPPI, INC., a Mississippi corporation, FITZGERALDS LAS VEGAS, INC., a Nevada corporation, FITZGERALDS FREMONT EXPERIENCE CORPORATION, a Nevada corporation, FITZGERALDS RENO, INC., a Nevada corporation, FITZGERALDS INCORPORATED, a Nevada corporation, FITZGERALDS BLACK HAWK, INC., a Nevada corporation, FITZGERALDS BLACK HAWK II, INC., a Colorado corporation, and 101 MAIN STREET LIMITED LIABILITY COMPANY, a Colorado limited liability company (individually, a "Debtor", and collectively and jointly and severally, the "Debtors"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation ("Secured Party").

                                    RECITALS


               A. Borrower and Secured Party have entered into that certain Loan and Security Agreement, dated as of even date herewith (as amended, restated, supplemented, modified, renewed, extended, or refinanced from time to time, the "Loan Agreement"), pursuant to which Secured Party has agreed to make certain financial accommodations to Borrower, and Borrower has granted to Secured Party a security interest in (among other things) all or substantially all of the general intangibles of Borrower (but excluding the Excluded Assets).

               B. Each of the Debtors other than Borrower and Secured Party have entered into the Guarantor Security Agreement, pursuant to which each such Debtor has granted to Secured Party a security interest in (among other things) all or substantially all of the general intangibles of such Debtor (but excluding the Excluded Assets).

               C. Pursuant to the Loan Agreement and as one of the conditions precedent to the obligations of Secured Party under the Loan Agreement, each Debtor has agreed to execute and deliver this Agreement to Secured Party for filing with the United States Copyright Office and with any other relevant recording systems in any domestic or foreign jurisdiction, and as further evidence of and to effectuate Secured Party's existing security interests in the Copyright Collateral.

                                   ASSIGNMENT

               NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, each Debtor hereby agrees in favor of Secured Party as follows:

               1.     Definitions; Interpretation.

                      (a) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                                       1.

               "Borrower" means Fitzgeralds Gaming Corporation, a Nevada corporation.

               "Copyright Collateral" has the meaning set forth in Section 2.

               "Copyrights" has the meaning set forth in Section 2.

               "Secured Obligations" means all liabilities, obligations, or undertakings owing by each Debtor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Agreement, the other Loan Documents, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which any one or more of the Debtors is required to pay pursuant to any of the foregoing, by law, or otherwise.

               "UCC" means the Uniform Commercial Code as in effect from time to time in the State of California.

               "United States" and "U.S." each mean the United States of America.

                      (b) Terms Defined in UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings ascribed to them in the UCC.

                      (c) Interpretation. In this Agreement, except to the extent the context otherwise requires:

                             (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                             (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                             (iii)  The meaning of defined terms shall be
        equally applicable to both the singular and plural forms of the terms defined.

                             (iv)   The words "including," "includes" and
        "include" shall be deemed to be followed by the words "without limitation."

                             (v)    References to agreements and other
        contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.


                                       2.

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                             (vi)   References to statutes or regulations are to
        be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                             (vii)  Any captions and headings are for
        convenience of reference only and shall not affect the construction of this Agreement.

                             (viii) Capitalized words not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

                             (ix) In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of any Debtor or Secured Party and supplemental rights and remedies in favor of Secured Party (whether under California law or applicable federal law), in each case in respect of the Copyright Collateral, shall not be deemed a conflict with the Loan Agreement.


               2. Assignment and Grant of Security. As security for the payment and performance of the Secured Obligations, each Debtor hereby assigns, transfers, conveys, and grants a security interest to Secured Party in, all of such Debtor's right, title and interest in, to and under the following property, whether now existing or hereafter acquired or arising or in which that Debtor now has or hereafter acquires or develops an interest and wherever the same may be located (the "Copyright Collateral"):

                      (a) all copyrights, rights, titles and interests in and to published and unpublished works of authorship that that Debtor owns or uses in its business or will in the future adopt and so use, and all copyrights in any original or derivative works of authorship and all works protectable by copyright that are presently, or in the future may be, owned, created, authored (as a work for hire), acquired or used (whether pursuant to a license or otherwise) by that Debtor, in whole or in part (collectively, the "Copyrights"), all copyright registrations and applications for copyright registration that have heretofore been or may hereafter be issued thereon or applied for in the United States or throughout the world, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (the "Registrations"), all common law and other rights in and to the Copyrights throughout the world, including all copyright licenses (unless otherwise prohibited by any license or related licensing agreement under circumstances where the granting of the security interest would have the effect under applicable law of the termination or permitting termination of the license for breach and where the licensor is not an affiliate of a Debtor) (collectively, the "Copyright Rights"), and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyrights, Registrations and Copyright Rights and to register works protectable


                                       3.

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by copyright and the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of that Debtor or in the name of Secured Party for past, present and future infringements or violations of the Copyrights, Registrations and Copyright Rights, and recover damages for past, present and future infringements or violations thereof, and all rights corresponding thereto throughout the world, including:

                             (i) all of that Debtor's right, title and interest
               in and to all copyrights or rights or interests in copyrights registered or recorded in the United States Copyright Office, including the Registrations listed on Schedule A attached hereto, as the same may be amended or supplemented pursuant hereto from time to time;

                             (ii) all of that Debtor's right, title and interest
               in and to all renewals and extensions of any such copyrights, including renewals or extensions of the Registrations listed on Schedule A attached hereto, that may be secured under the law now or hereafter in force and effect;

                             (iii) all of that Debtor's right, title and
               interest to make and exploit all derivative works based on or adopted from all works covered by any of the Copyright Collateral; and

                             (iv) all of that Debtor's right, title and interest
               pursuant to or under licensing or other contracts in favor of that Debtor pertaining to copyrights and works protectable by copyright presently or in the future owned or used by third parties (unless otherwise prohibited by any license or related licensing agreement under circumstances where the granting of the security interest would have the effect under applicable law of the termination or permitting termination of the license for breach);

                      (b) all inventions, designs, registrations, trade secrets, proprietary rights, corporate or other business records, computer programs, source codes, object codes, data bases and all other intangible personal property at any time used in connection with the businesses of the Debtors (referred to herein as "Proprietary Rights");

                      (c) all general intangibles (as defined in the UCC) and all intangible intellectual or other similar property of that Debtor of any kind or nature, whether now owned or hereafter acquired or developed, associated with or arising out of any of the Copyrights, Registrations, Copyright Rights or Proprietary Rights and not otherwise described above; and

                      (d) all proceeds of any and all of the foregoing Copyright Collateral (including license royalties, rights to payment, accounts receivable and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Copyright Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Copyright Collateral or proceeds are sold, collected, exchanged or otherwise disposed of,


                                       4.

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whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto.

Anything in the Loan Documents to the contrary notwithstanding, the Copyright Collateral shall not include the Excluded Assets.

Each Debtor agrees that this Agreement shall create a continuing security interest in the Copyright Collateral which shall remain in effect until terminated in accordance with Section 17.

               3. Representations and Warranties. Each Debtor represents and warrants to Secured Party and for the benefit of Secured Party the following:

                      (a) True and Complete List. Set forth in Schedule A is a true and complete list of all Copyrights, Registrations in the United States Copyright Office, and applications for Registrations in the United States Copyright Office owned by that Debtor or held (whether pursuant to a license or otherwise) or used in conducting its business, in whole or in part;

                      (b) Powers. That Debtor has full power, authority and legal right to pledge and to grant to Secured Party a security interest in all of the Copyright Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained;

                      (c) Validity. Each of the Copyrights referred to in Schedule A is valid, subsisting and enforceable, and that Debtor has properly complied with all applicable statutory and regulatory requirements, including all notice requirements, in connection with each of such Copyrights, and, except as set forth on Schedule 5.10 to the Loan Agreement, no claim has been made that the use of any of such Copyrights does or may infringe or otherwise violate the rights of any third Person;

                      (d) Title. That Debtor has rights in and good title to the Copyright Collateral shown on the schedules hereto as being owned by it, is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to such Copyright Collateral, free and clear of any Liens, including pledges, agreements, licenses, registered user agreements and covenants by that Debtor not to sue third Persons (other than Liens in favor of Secured Party and, subject to the Intercreditor Agreement, Liens in favor of the Indenture Trustee relative to the Senior Note Documents); for any Copyright Collateral for which that Debtor is either a licensor or a licensee pursuant to a license or licensing agreement regarding such Copyright Collateral, each such license or licensing agreement is in full force and effect, that Debtor is not in default of any of its obligations thereunder and other than the parties to such licenses or licensing agreements, no other Person has any rights in or to any of such Copyright Collateral;

                      (e) No Violation. The execution, delivery and performance by Debtor of this Agreement do not violate any provision of law or the articles of incorporation or by-laws of that Debtor or result in a breach of or constitute a default under any contract, obligation,



                                       5.

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indenture or other instrument to which that Debtor is a party or by which that
Debtor may be bound;

                      (f) Authorization. This Agreement has been duly authorized, executed and delivered, and constitutes a legal, valid and binding agreement of that Debtor enforceable in accordance with its terms; and

                      (g) Secrecy. That Debtor has taken and will continue to take all reasonable steps to protect the secrecy of all material trade secrets relating to any of its unpublished Copyright Collateral and its Proprietary Rights.

               4. Covenants. Each Debtor covenants that so long as this Agreement shall be in effect, that Debtor shall:

                      (a) Further Acts. On a continuing basis, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, including appropriate financing and continuation statements and security agreements, and take all such action as may be reasonably necessary or advisable or may be reasonably requested by Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure that Debtor's compliance with this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Copyright Collateral. Without limiting the generality of the foregoing sentence, each Debtor:

                             (i) authorizes Secured Party in its sole discretion
               after ten (10) days prior notice to that Debtor, to modify this Agreement without first obtaining that Debtor's approval of or signature to such modification by amending Schedule A hereof to include a reference to any right, title or interest in any existing Copyright, Registration or Copyright Right or any Copyright, Registration or Copyright Right acquired or developed by that Debtor after the execution hereof, or to delete any reference to any right, title or interest in any Copyright, Registration or Copyright Right in which that Debtor no longer has or claims any right, title or interest; and

                             (ii) hereby authorizes Secured Party, in its sole
               discretion, to file one or more financing or continuation statements, and after ten (10) days prior notice to that Debtor, amendments thereto, relative to all or any portion of the Copyright Collateral without the signature of that Debtor where permitted by law;

                      (b) Compliance with Law. Comply, in all material respects, with all applicable statutory and regulatory requirements in connection with any and all of the Copyright Collateral that is the subject of the Registrations and give such notice of copyright, prosecute such material claims, keep such confidentiality and do all other acts and take all other measures which may be necessary or desirable to preserve, protect and maintain such Copyright Collateral

                                       6.

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and all of that Debtor's rights therein, including diligently prosecute any material copyright application pending as of the date of this Agreement or thereafter;

                      (c) Compliance with Agreement. Comply with each of the terms and provisions of this Agreement, and not enter into any agreement (for example, a license agreement) which is inconsistent with the obligations of that Debtor under this Agreement without Secured Party's prior written consent; and

                      (d) Lien Protection. Not permit the inclusion in any contract to which that Debtor becomes a party of any provision that could or might impair or prevent the creation of a security interest in favor of Secured Party in that Debtor's rights and interest in any property included within the definitions of the Copyrights, Registrations and Copyright Rights acquired under such contracts.

               5. New Copyrights, Registrations and Copyright Rights. If any Debtor shall obtain rights to or develop any new works protectable by copyright, or become entitled to the benefit of any Copyright Rights, Registration or application for Registration not described on the schedules hereto, or any renewals or extension of any Copyright, Copyright Rights or Registration, the provisions of this Agreement shall automatically apply thereto. Each Debtor shall give Secured Party written notice (a) of any such work or such rights of material value to that Debtor or the operation of its businesses and (b) any such Registration, applications for Registration or renewal or extension of any Copyright. Concurrently with or promptly after the filing of an application for any Registration for any Copyright, each Debtor shall execute and deliver a Copyright Security Agreement substantially in the form of this Agreement and otherwise in form and substance satisfactory to the Secured Party, pursuant to which Debtor shall grant and reaffirm its grant of a security interest to the extent of its interest in such Registration as provided herein to Secured Party, and each Debtor shall cause such agreement to be recorded in the offices and jurisdictions indicated by Secured Party.

               6.     Copyright Registration, Renewal and Litigation.

                      (a) Registration. Each Debtor shall have the duty diligently to make any application for Registration on any existing or future unregistered but copyrightable material works and to do any and all acts which are reasonably necessary or desirable to preserve, renew and maintain all rights in all Copyrights, Registrations and Copyright Rights; provided, however, that no Debtor shall be obligated to renew any Copyrights, Registrations or Copyright Rights covering any products that that Debtor has not sold, licensed or used in its business for the previous five (5) years and which are of nominal commercial value or covering any products that are immaterial to that Debtor's business operations. Any expenses incurred in connection therewith shall be borne solely by that Debtor. Except as otherwise permitted in this Section 6(a), Debtor shall not do any act or omit to do any act whereby any of the Copyright Collateral may become abandoned or fall into the public domain or fail to renew any Copyright, Registration or Copyright Right owned by that Debtor without the prior written consent of Secured Party.


                                       7.


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                      (b) Protection. Except as provided in Section 8 and
notwithstanding Section 1, each Debtor shall have the right and obligation to commence and diligently prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for material infringement or other damage as are in its reasonable business judgment necessary to protect the Copyright Collateral or any of that Debtor's rights therein. Each Debtor shall provide to Secured Party any information with respect thereto requested by Secured Party. Secured Party shall provide at that Debtor's expense all necessary cooperation in connection with any such suit, proceeding or action including joining as a nominal party if Secured Party shall have been satisfied that it is not incurring any risk of liability because of such joinder. Each Debtor shall provide at its expense representation acceptable to Secured Party for the common interest of that Debtor and Secured Party with respect to such proceedings.

                      (c) Notice. Each Debtor shall, promptly upon its becoming aware thereof, notify Secured Party in writing of the institution of, or any adverse determination in, any proceeding, application, suit or action of any kind described in Section 6(a) or 6(b), or regarding any Debtor's claim of ownership in any of the Copyrights, Registrations or Copyright Rights, its right to register the same, or its right to keep and maintain such registration, whether before the United States Copyright Office or any United States or foreign court or governmental agency. Each Debtor shall provide promptly to Secured Party any information with respect thereto requested from time to time by Secured Party.

               7. Events of Default. The occurrence of any "Event of Default" under the Loan Agreement or any other Loan Document shall constitute an Event of Default hereunder.

               8. Remedies. Following the occurrence and during the continuation of an Event of Default, Secured Party shall have all rights and remedies available to it under the Loan Agreement and the other Loan Documents and applicable law (which rights and remedies are cumulative) with respect to its security interests in any of the Copyright Collateral or any other collateral. Each Debtor agrees that such rights and remedies include the right of Secured Party as a secured party to sell or otherwise dispose of its collateral after default, pursuant to UCC Section 9504. Each Debtor agrees that Secured Party shall at all times have such royalty free licenses, to the extent permitted by law, for any Copyright, Copyright Rights, Proprietary Right and any other Copyright Collateral that is reasonably necessary to permit the exercise of any of Secured Party's rights or remedies upon or after the occurrence of (and during the occurrence of) an Event of Default with respect to (among other things) any tangible asset of the Debtors in which Secured Party has a security interest, including Secured Party's rights to sell inventory, tooling or packaging which is acquired by the Debtors (or their respective successors, permitted assignees, or trustees in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as Secured Party deems necessary or advisable, in the name of any Debtor or Secured Party, to enforce or protect any Copyright, Registration, Copyright Right or Proprietary Right, and any license thereunder, in which event each Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement. To the extent that Secured Party shall elect not to bring suit to enforce a material


                                       8.

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item or portion of any Copyright, Registration, Copyright Rights, Proprietary
Right, or any license thereunder (and unless Secured Party otherwise agrees in writing), each Debtor agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the material infringement, misappropriation or violation thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such material infringement, misappropriation or violation.

               9. Authorization. If any Debtor fails to comply with any of its obligations hereunder, Secured Party may do so in that Debtor's name or in Secured Party's name, but at that Debtor's expense, and each Debtor hereby agrees to reimburse Secured Party in full upon demand for all expenses, including attorneys fees, incurred by Secured Party in protecting, defending and maintaining any of the Copyright Collateral or any right, title or interest of any Debtor or Secured Party therein. Each Debtor hereby appoints Secured Party, and authorizes, directs and empowers Secured Party to make, constitute and appoint any officer or agent of Secured Party as Secured Party may select, in its exclusive discretion, as the true and lawful attorney-in-fact of that Debtor, with the power (a) to execute in the name of that Debtor any financing statement or other instrument and any modification, supplement or amendment to this Agreement or any supplemental Copyright Security Agreement described in Sections 4(a) or 5 hereof, and do such other acts on that Debtor's behalf, that Secured Party may deem necessary or advisable to accomplish the purposes hereof, and (b) upon and after the occurrence and continuation of any Event of Default,
(i) to endorse that Debtor's name on all applications, documents, papers and instruments necessary for Secured Party to use any of the Copyright Collateral, and (ii) to grant or issue any exclusive or nonexclusive license under any of the Copyright Collateral to anyone else, or as may be necessary for Secured Party to assign, pledge, convey or otherwise transfer title in or dispose of any of the Copyright Collateral or any other collateral to anyone else. Each Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable until termination of this Agreement.

               10. Notices. All notices and other communications hereunder to or from Secured Party or any one or more of the Debtors shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

               11. GOVERNING LAW AND VENUE; JURY TRIAL WAIVER. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE ASSIGNMENT AND SECURITY INTERESTS HEREUNDER IN RESPECT OF ANY PROPERTY ARE GOVERNED BY FEDERAL LAW, IN WHICH CASE SUCH CHOICE OF CALIFORNIA LAW SHALL NOT BE DEEMED TO DEPRIVE SECURED PARTY OF SUCH RIGHTS AND REMEDIES AS MAY BE AVAILABLE UNDER FEDERAL LAW. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT

                                       9.

SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF SECURED PARTY, IN ANY OTHER JURISDICTION IN WHICH THE COPYRIGHT COLLATERAL IS LOCATED IN CONNECTION WITH THE EXERCISE OF SECURED PARTY'S RIGHTS AND REMEDIES AS A SECURED CREDITOR WITH RESPECT TO SUCH COPYRIGHT COLLATERAL. EACH DEBTOR AND SECURED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11.

                      EACH DEBTOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH DEBTOR AND SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

               12. Entire Agreement; Amendment. This Agreement, together with the Schedules hereto, contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties, as provided in the Loan Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement, modify, amend or supplement the Schedules hereto or execute a supplemental Copyright Security Agreement, as provided herein, and the terms of any such modification, amendment, supplement or supplemental Copyright Security Agreement shall be deemed to be incorporated herein by this reference.

               13. Severability. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

               14. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.


                                       10.

               15. Loan Agreement. Each Debtor acknowledges that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Loan Agreement, the Guarantor Security Agreement, and the applicable other Loan Documents and all such rights and remedies are cumulative.

               16. No Inconsistent Requirements. Each Debtor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and each Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

               17. Termination. Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate and Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by any Debtor and at that Debtor's expense as shall be necessary to evidence termination of the security interest granted by that Debtor to Secured Party hereunder.

               18.    Waivers.

                      (a) To the maximum extent permitted by law, each Debtor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Loan Agreement, or the creation or existence of any Obligations; (iii) notice of the amount of the Obligations, subject, however, to Section 2.10 of the Loan Agreement and Debtor's right to make inquiry of Secured Party to ascertain the amount of the Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase such Debtor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any Default or Event of Default under the Loan Agreement; and (vii) all other notices (except if such notice is specifically required to be given to such Debtor under this Agreement) and demands to which such Debtor might otherwise be entitled.

                      (b) To the fullest extent permitted by applicable law, each Debtor waives the right by statute or otherwise to require Secured Party to institute suit against Borrower or to exhaust any rights and remedies which Secured Party has or may have against Borrower. Each Debtor further waives any defense arising by reason of any disability or other defense (other than the defense that the Obligations shall have been fully and finally indefeasibly paid) of Borrower or by reason of the cessation from any cause (other than that the Obligations shall have been fully and finally indefeasibly paid) whatsoever of the liability of Borrower in respect thereof.

                      (c) To the maximum extent permitted by law, each Debtor hereby waives: (i) any rights to assert against Secured Party any defense (legal or equitable), set-off,

                                       11.

counterclaim, or claim which such Debtor may now or at any time hereafter have against Borrower or any other party liable to Secured Party on account of or with respect to the Obligations; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future sufficiency, validity, or enforceability of the Obligations; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Secured Party including, to the extent applicable, the provisions of Sections 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction; (iv) the benefit of any statute of limitations affecting any Debtor's liability hereunder or the enforcement thereof.

                      (d) To the maximum extent permitted by law, each Debtor hereby waives any right of subrogation that such Debtor has or may have as against any other Debtor with respect to the Obligations. In addition, each Debtor hereby waives any right to proceed against any other Debtor, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Obligations. Each Debtor also hereby waives any right to proceed or to seek recourse against or with respect to any property or asset of any other Debtor. As between any Debtor and Secured Party, each Debtor hereby agrees that, in light of the waivers contained in this Section, such Debtor shall not be deemed to be a "creditor" (as that term is defined in the Bankruptcy Code or otherwise) of any other Debtor, whether for purposes of the application of Sections 547 or 550 of the United States Bankruptcy Code or otherwise.

                      (e) If any of the Secured Obligations at any time are secured by a mortgage or deed of trust upon real property, Secured Party may elect, in its sole discretion, upon a default with respect to the Secured Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Agreement, without diminishing or affecting the liability of any Debtor hereunder. Each Debtor understands that (i) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by Secured Party nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Debtor against Borrower or guarantors or sureties, and (ii) absent the waiver given by such Debtor herein, such an election might estop Secured Party from enforcing this Agreement against such Debtor. Understanding the foregoing, and understanding that each Debtor is hereby relinquishing a defense to the enforceability of this Agreement, each Debtor hereby waives any right to assert against Secured Party any defense to the enforcement of this Agreement, whether denominated "estoppel" or otherwise, based on or arising from an election by Secured Party nonjudicially to foreclose any such mortgage or deed of trust. Each Debtor understands that the effect of the foregoing waiver may be that such Debtor may have liability hereunder for amounts with respect to which such Debtor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or guarantors or sureties. Each Debtor also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of such Debtor's liability under this Agreement.

                      (f) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, EACH

                                       12.

DEBTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2838,
2839, 2845, 2848, 2849, AND 2850, TO THE EXTENT APPLICABLE, CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580A, 580B, 580C, 580D, AND 726, AND, TO THE EXTENT APPLICABLE, CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

                      (g)  WITHOUT LIMITING THE GENERALITY OF ANY OTHER
WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, EACH DEBTOR HEREBY WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY SECURED PARTY, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A SECURED OBLIGATION, HAS DESTROYED SUCH DEBTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE PRINCIPAL BY THE OPERATION OF
SECTION 580D OF THE CODE OF CIVIL PROCEDURE OR OTHERWISE.

                  [remainder of page intentionally left blank]


                                       13.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                                   FITZGERALDS GAMING
                                   CORPORATION, a Nevada
                                   corporation FITZGERALDS
                                   SOUTH, INC., a Nevada
                                   corporation FITZGERALDS
                                   MISSISSIPPI, INC., a
                                   Mississippi corporation
                                   FITZGERALDS LAS VEGAS, INC.,
                                   a Nevada corporation
                                   FITZGERALDS FREMONT
                                   EXPERIENCE CORPORATION, a
                                   Nevada corporation
                                   FITZGERALDS RENO, INC., a
                                   Nevada corporation
                                   FITZGERALDS INCORPORATED, a
                                   Nevada corporation
                                   FITZGERALDS BLACK HAWK, INC.,
                                   a Nevada corporation
                                   FITZGERALDS BLACK HAWK II,
                                   INC., a Colorado corporation
                                   101 MAIN STREET LIMITED
                                   LIABILITY COMPANY, a Colorado
                                   limited liability company

                                   By /s/ MICHAEL E. MCPHERSON
                                     -------------------------------
                                   Name: Michael E. McPherson
                                   Title: Senior Vice President, Chief Financial Officer, Treasurer, and Secretary of each of the above-listed companies


                                   FOOTHILL CAPITAL CORPORATION,
                                   a California corporation
                                   By /s/ BRIAN DUFFY
                                     ------------------------------
                                   Title: Vice President
                                         --------------------------


                                       14.

STATE OF CALIFORNIA                 )
                                    )  ss
COUNTY OF LOS ANGELES               )


        On Oct. 29, 1998, before me, Kiersten Polk , Notary Public, personally appeared Brian Duffy, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                       WITNESS my hand and official seal.


                           /s/    KIERSTEN POLK            KIERSTEN POLK
                           -----------------------      Commission #1100940
                           Signature                  Notary Public-California
                                                         Los Angeles County
[SEAL]                                             My Comm, Expires Jun 14, 2000



STATE OF CALIFORNIA                 )
                                    )  ss
COUNTY OF LOS ANGELES               )


        On Oct. 29, 1998, before me, Kiersten Polk, Notary Public, personally appeared Michael E. McPherson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity(ies), and that by his signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.


                      /s/    KIERSTEN POLK                 KIERSTEN POLK
                      -------------------------         Commission #1100940
                      Signature                       Notary Public-California
                                                         Los Angeles County
[SEAL]                                             My Comm, Expires Jun 14, 2000

SCHEDULE 8 (a)

SCHEDULE TO COPYRIGHT SECURITY AGREEMENT


Fitzgeralds Gaming Corporation
Fitzgeralds Las Vegas, Inc.

1. FGC Copyright schedule

2. FLVI Copyright schedule

                              SCHEDULE TO COPYRIGHT


Title of Work                  Reg. No.             Recorder Owner
-------------                  --------             --------------
People of Fitzgeralds          TX3389710            Fitzgeralds Gaming Corp.
(also known as, "Fitzgeralds                        (by assignment from
Creed" and "We the People                           Fitzgeralds Las Vegas, L.P.
of Fitzgeralds")                                    on 11/27/95 v. 3180 p.142)

Keno Ticket                    TXU661930            Fitzgeralds Las Vegas, Inc.

